NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email: investor_relations@nuco2.com
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FOR IMMEDIATE RELEASE                 CONTACTS: MICHAEL E. DEDOMENICO
                                                CHAIRMAN AND CEO
                                                ROBERT R. GALVIN
                                                CFO AND EXECUTIVE VICE PRESIDENT
                                                (772) 221-1754

               NUCO2 INC. ANNOUNCES ELECTION OF CHRISTOPHER WHITE,
                   BEVERAGE INDUSTRY EXECUTIVE, AS A DIRECTOR

STUART, FLORIDA, May 19, 2005 - NuCO2 Inc. (NASDAQ: NUCO), the largest supplier in the U.S. of bulk CO2 systems and services for carbonating fountain beverages, today announced the election of Christopher White, a veteran beverage industry executive, to the Company's Board of Directors on May 18, 2005. Mr. White also joins the Audit Committee of the Board. The Board now consists of five members.

            Mr. White is currently a principal in the Certus Group, of Atlanta,
Georgia, a professional association focused on placing interim COO's and CFO's.
Previously, he was for 13 years an executive of the Suntory Water Group, the last three years to 2004 as President and Chief Executive Officer. Prior to the
sale of the company, Suntory was a $500 million company providing bottled water in 32 states to over 1 million customers. He has also served as Vice President,
Region Manager, West Florida, for Coca-Cola Enterprises, Inc. which he joined in
1985.

            "Chris White's broad experience, in combination with his proven senior level executive capabilities, in the soft drink field will greatly benefit NuCO2," said Michael E. DeDomenico, Chairman and CEO. "We are very pleased to have him join the Board."

            Mr. White has also held executive positions with United Vintners,
E&J Gallo Winery, the Drackett Company division of Bristol Myers, and Procter &
Gamble Distributing Company. He holds a B.A. degree from Columbia University, from which he graduated in 1972.

ABOUT NUCO2

            NuCO2 Inc. is the leading and only national provider of bulk CO2 products and services to the U.S. fountain beverage industry. With service locations within reach of virtually all of the fountain beverage users in the
Continental U.S., NuCO2's experienced professionals comprise the largest network of sales and support specialists in the industry serving national restaurant chains, convenience stores, theme parks and sports and entertainment complexes, among others. NuCO2's revenues are largely derived from the installation, maintenance and rental of bulk CO2 systems and delivery of beverage grade CO2, which are increasingly replacing high pressure CO2, until now the traditional method for carbonating fountain beverages. The technology offers consistent quality, greater ease of operation, and heightened efficiency and safety utilizing permanently installed on-site cryogenic storage tanks. NuCO2 provides systems and services that allow its customers to spend more time serving their customers. Visit the Company's website at www.nuco2.com.

            STATEMENTS CONTAINED IN THIS PRESS RELEASE CONCERNING THE COMPANY'S
OUTLOOK, COMPETITIVE POSITION AND OTHER STATEMENTS OF MANAGEMENT'S BELIEFS,
GOALS AND EXPECTATIONS ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE STATEMENTS. WITH RESPECT TO SUCH FORWARD-LOOKING STATEMENTS, WE CLAIM
PROTECTION UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE
RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS, COMPETITION AND FUTURE OPERATING PERFORMANCE. THE
COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

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